UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 23, 2015 (November 20, 2015)

Business Development Corporation of America

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-00821	27-2614444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022

(Address, Including Zip Code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Certain Officers.

On November 20, 2015, Robert K. Grunewald was removed from his position as President, Chief Investment Officer and Chief Operating Officer of Business Development Corporation of America (the “Company”), effective immediately.

(c) Appointment of Certain Officers.

On November 20, 2015, the Company’s Board of Directors appointed James Fisher as President and Chief Operating Officer of the Company.

Mr. James A. Fisher, 55, joined BDCA Adviser, LLC in March 2013 as Managing Director and Head of Middle Market Investing. Mr. Fisher’s lending and investing career in the middle market spans 34 years with experience leading businesses with both senior and junior debt products. He began his career in 1981 at JPMorgan Chase, spending 22 years in the Firm’s Middle Market Banking Group. He was ultimately the Senior Vice President and Division Executive in charge of the Bank’s Middle Market Structured Finance Division. Mr. Fisher’s Division at JPMorgan Chase consisted of the bank’s three specialized lending groups: Middle Market Leveraged Finance, Business Credit (asset based lending), Leasing (equipment and vendor finance), in addition to the bank’s Middle Market M&A team. Mr. Fisher had been a founding member of the bank’s Middle Market Leveraged Finance Group in 1989. After leaving JPMorgan Chase in 2003, Mr. Fisher joined Callidus Capital Management, a CLO leveraged loan manager and a portfolio company of Allied Capital, as a partner and member of the Investment Committee. Mr. Fisher had responsibility, for starting, building and running Callidus Capital Finance, which was Callidus Capital Management’s middle market leveraged loan business. This business ultimately became Allied Capital Finance. Jim received a B.A. in Economics from Union College in 1981 and completed Stanford University’s Executive Program in 1997.

There is no arrangement or understanding between Mr. Fisher and any other person pursuant to which he was appointed as President and Chief Operating Officer, nor is there any family relationship between Mr. Fisher and any of our directors or other executive officers. There are no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we are a participant, the amount involved exceeds $120,000, and in which Mr. Fisher had, or will have, a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: November 23, 2015	By:	/s/ Peter M. Budko
		Name:	Peter M. Budko
		Title:	Chief Executive Officer and Chairman of the Board of Directors